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                                  Exhibit 10(r)

                                 AMENDMENT NO.2

                                       To

              The Newhall Land And Farming Company Retirement Plan

         The Newhall Land and Farming Company Retirement Plan, as restated in its entirety effective January 1, 1989, and subsequently amended, is hereby farther amended as follows:

         FIRST: Section 3.01(a) is amended in its entirety, effective January 1, 1997, to read as follows:

         "3.01    Normal Retirement Benefit.

                  (a) Subject to Article VIII, a Participant who as at least one Hour of Service with an Affiliated Company on or after January 1, 1989 and who elects to retire on his Normal Retirement Date shall be entitled to receive as his Normal Retirement Benefit an annual benefit in an amount (expressed in the form of a single life annuity) equal to the greater of:

                           (1) The sum of: (i) 1.35% of the Participant's Final
Average Credited Compensation (1.08% of the Participant's Final Average Credited Compensation for Plan Years beginning on or after January 1, 1997) not in excess of his Covered Compensation multiplied by his years of Credited Benefit Service, not to exceed 30 such years; plus (ii) 2% of the Participant's Final Average Compensation (1.60% of the Participant's Final Average Credited Compensation for Plan Years beginning on or after January 1, 1997) in excess of his Covered Compensation multiplied by his years of Credited Benefit Service, not to exceed 30 such years; finally, for a Contributing Participant, the sum is increased by such Participant's Employee Provided Benefit; or

                           (2) (i) First the Participant's Final Average
Credited Compensation is multiplied by two percent (0.02) (one and two-thirds percent (0.0167) for Participants who terminated employment prior to January 1,
1985), and the product thereof is multiplied by the lesser of thirty (30) or the number of the Participant's years of Credited Benefit Service; (ii) Next, the product of fifty percent (0.50) of the Participant's Primary Social Security Benefit and the number of the Participant's years of Credited Benefit Service is divided by the greater of thirty (30) or the number of years of Credited Benefit Service the Participant had at his Normal Retirement Date (or would have had if he had worked continuously from his termination date to his Normal Retirement
Date); (iii) Next, the quotient determined in (ii) is subtracted from the product determined in (i); and (iv) Finally, for a Contributing Participant, the difference determined in (iii) is increased by such Participant's Employee Provided Benefit.

         For purposes of the benefit formula contained in subsection (2) above, a Participant's Normal Retirement Benefit shall be based on his Final Average Credited Compensation and his Credited Benefit Service through December 31, 1988.



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SECOND: Except as modified by this Amendment, all the terms and provisions of the Plan (as previously amended) shall continue in full force and effect.

         IN WITNESS WHEREOF, Newhall Management Corporation, a California corporation, managing general partner of Newhall Management Limited Partnership, managing general partner of The Newhall Land and Farming Company, a California limited partnership, has caused this Amendment No.2 to be executed on behalf of such partnership by its duly authorized officer this 1st day of August, 1996.


                                    The Newhall Land and Farming Company

                                    By: Newhall Management Limited Partnership,
                                    its managing general partner

                                    By: Newhall Management Corporation,
                                    its managing general partner


                                    By:   / S / Thomas H. Almas
                                        ----------------------------------------
                                    Its:   Secretary




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